                                                                    EXHIBIT 10.7

                                                              As Amended through
                                                               November 17, 1994


                                TIME WARNER INC.
                             1994 STOCK OPTION PLAN



1.  PURPOSE OF THE PLAN

     The purpose of the Time Warner Inc. 1994 Stock Option Plan (hereinafter the "Plan") is to provide for the granting of nonqualified stock options and stock appreciation rights to certain employees of and consultants and advisors to Time Warner Inc. and its Subsidiaries in recognition of the valuable services provided, and contemplated to be provided, by such employees, consultants and advisors. The general purpose of the Plan is to promote the interests of Time Warner and its stockholders and to reward dedicated employees, consultants and advisors of Time Warner and its Subsidiaries by providing them additional incentives to continue and increase their efforts with respect to, and to remain in the employ of, Time Warner or its Subsidiaries. This plan is being adopted in connection with the development of an overall long-term compensation program for Time Warner and its Subsidiaries.


2.  CERTAIN DEFINITIONS

     The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

          (a) "Agreement" means the stock option agreement and stock appreciation rights agreement specified in Section 12, both individually and collectively, as the context so requires.

          (b) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of Time Warner) shall approve (i) any consolidation or merger of Time Warner in which Time Warner is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of Time Warner in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Time Warner, or (iii) the adoption of any plan or proposal for the liquidation or dissolution of Time Warner.

          (c)  "Award" means grants of Options and/or SARs under this Plan.

          (d)  "Board" means the Board of Directors of Time Warner.

          (e) "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by Time Warner's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          (g) "Committee" means the Committee comprised of members of the Board appointed pursuant to Section 4.

          (h) "Common Stock" means the common stock, par value $1.00 per share, of Time Warner.

          (i)  "Composite Tape" means the New York Stock Exchange Composite
     Tape.

          (j) "Control Purchase" means any transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act), corporation or other entity (other than Time Warner or any employee benefit plan sponsored by Time Warner or any of its Subsidiaries) (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Time Warner representing 20% or more of the combined voting power of the then outstanding securities of Time Warner ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire Time Warner's securities).

          (k) "Effective Date" means the date the Plan becomes effective pursuant to Section 15.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          (m) "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the Composite Tape on the date in question, except as otherwise provided in
     Section 6.5.

          (n) "General SARs" means stock appreciation rights subject to the terms of Section 6.5(b).

          (o) "Holder" means an employee of or a consultant or advisor to Time Warner or any of its Subsidiaries who has received an Award under this Plan.

          (p) "Limited SARs" means stock appreciation rights subject to the terms of Section 6.5(c).

          (q) "Minimum Price Per Share" means the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid or to be paid for any share of Common Stock (whether by way of exchange, conversion, distribution, liquidation or otherwise) in, or in connection with, any Approved Transaction or Control Purchase which occurs at any time during the period beginning on the sixtieth day prior to the date on which Limited SARs are exercised and ending on the date on which Limited SARs are exercised. If the consideration paid or to be paid in any such Approved Transaction or Control Purchase shall consist, in whole or in part, of consideration other than cash, the

     Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such Approved Transaction or Control Purchase.

          (r) "Option" means any nonqualified stock option granted pursuant to this Plan.

          (s)  "Plan" has the meaning ascribed thereto in
     Section 1.

          (t)  "SARs" means General SARs and Limited SARs.

          (u)  "SEC" means the Securities and Exchange Commission.

          (v) "Subsidiary" of a person means any present or future subsidiary of such person as such term is defined in section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with such person. An entity shall be deemed a Subsidiary of a person only for such periods as the requisite ownership or control relationship is maintained.

          (w) "Time Warner" means Time Warner Inc., a Delaware corporation, and any successor thereto.

          (x) "Total Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code.


3.  STOCK SUBJECT TO THE PLAN

     3.1.  Number of Shares.  Subject to the provisions of Section 12 and this
           ----------------
Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted is the sum of 1.5% (one and one-half percent) of the number of shares of Common Stock outstanding on December 31, 1993 plus 1.25% (one and one-quarter percent) of the number of shares of Common Stock outstanding on December 31, 1994. If and to the extent that an Option shall expire, terminate or be cancelled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 6.5(a)), the shares of Common Stock subject to such expired, terminated or cancelled portion of the Option shall again become available for purposes of the Plan.

     3.2.  Character of Shares.  Shares of Common Stock deliverable under the
           -------------------
terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in Time Warner's treasury, or both.

     3.3.  Reservation of Shares.  Time Warner shall at all times reserve a
           ---------------------
number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in Time Warner's treasury, or both) equal to the maximum number of shares that may be subject to outstanding Awards and future Awards under the Plan.


4.  ADMINISTRATION

     4.1.  Powers.  The Plan shall be administered by the Board. Subject to the
           ------
express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical) of all Awards so granted, including without limitation, (a) the individuals to whom, and the time or times at which, Awards shall be granted or awarded, (b) the number of shares to be subject to each Award, (c) when an Option or SAR can be exercised and whether in whole or in installments, and (d) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 14).

     4.2.  Factors to Consider.  In making determinations hereunder, the Board
           -------------------
may take into account the nature of the services rendered by the respective employees, consultants or advisors, their dedication and past contributions to Time Warner and its Subsidiaries, their present and potential contributions to the success of Time Warner and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

     4.3.  Interpretation.  Subject to the express provisions of the Plan, the
           --------------
Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this Section 4 shall be conclusive.

     4.4.  Delegation to Committee.  Notwithstanding anything to
           -----------------------
the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extent provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee.

     Any such Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.


5.  ELIGIBILITY

     Awards may be made only to (a) employees of Time Warner or any of its Subsidiaries (including officers and directors of any of Time Warner's Subsidiaries), other than officers or directors of Time Warner who are subject to Section 16 of the Exchange Act, (b) prospective employees of Time Warner or any of its Subsidiaries and (c) consultants or advisors to Time Warner or any of its Subsidiaries. The exercise of Options and SARs granted to a prospective employee shall be conditioned upon such person becoming an employee of Time Warner or any of its Subsidiaries. For purposes of the Plan, the term "prospective employee" shall mean any person who holds an outstanding offer of employment on specific terms from Time Warner or any of its Subsidiaries.
Awards may be made to employees, consultants and advisors who hold or have held Awards under this Plan or any similar or other awards under any other plan of Time Warner or its Subsidiaries.


6.  OPTIONS AND SARS

     6.1.  Option Prices.  Subject to Section 5.2, the purchase price of the
           -------------
Common Stock under each Option shall be determined by the Board and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     6.2.  Term of Options.  The term of each Option shall be for such period as
           ---------------
the Board shall determine, as set forth in the applicable Agreement.

     6.3.  Exercise of Options.  An Option granted under the Plan shall become
           -------------------
(and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option). The Agreement may contain conditions precedent to the exercisability of Options, including without limitation, the achievement of minimum performance criteria.

     6.4.  Manner of Exercise.  Payment of the Option purchase price shall be
           ------------------
made in cash or in whole shares of Common Stock already owned by the Holder or, partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. An Option shall be exercised by written notice to Time Warner upon such terms and conditions as provided in the Agreement. Time Warner shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of Time Warner.
No Holder or other person exercising an Option shall have any of the rights of a stockholder of Time Warner with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.5.  SARs.  (a) General Conditions.  The Board may (but shall not be
           ----
obligated to) grant General SARs and/or Limited SARs pursuant to the provisions of this Section 6.5 to a Holder of any

Option (hereinafter called a "related Option"), with respect to all or a portion of the shares of Common Stock subject to the related Option.

     A SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the terms and provisions of this Section 6.5, each SAR shall be exercisable to the extent the related Option is then exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. SARs shall be exercisable in whole or in part upon notice to Time Warner upon such terms and conditions as provided in the Agreement.

     Upon the exercise of SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such SARs are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted. Upon the exercise or termination of the related Option, the SARs with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

     The provisions of Sections 4 and 6 through 21 (to the extent that such provisions are applicable to Options) shall also be applicable to SARs unless the context otherwise requires.

     (b) General SARs. General SARs shall be exercisable only at the time the related Option is exercisable and subject to the terms and provisions of this
Section 6.5, upon the exercise of General SARs, the Holder thereof shall be entitled to receive consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value on the date of exercise of the shares of Common Stock with respect to which such General SARs have been exercised over the aggregate related Option purchase price for such shares; provided, however, that the Board may, in any Agreement granting General SARs provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     Upon the exercise of a General SAR, the Holder may specify the form of consideration to be received by such Holder, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of such General SAR), or in cash, or partly in cash and partly in shares of Common Stock. Any election by the Holder of a General SAR to receive cash in full or partial settlement of such General SAR shall comply with all applicable laws and shall be subject to the discretion of the Board to settle General SARs only in shares of Common Stock if necessary or advisable in the judgment of the Board to preserve pooling of interests accounting treatment for any proposed transaction involving the Company. Unless otherwise specified in the applicable Agreement, the number of General SARs which may be exercised for cash, or partly for cash and partly for shares of Common Stock, during any calendar quarter, may not exceed 20% of the aggregate number of shares of Common Stock originally subject to the related Option (as such original number, without giving effect to the exercise of any portion of the related Option, shall have been retroactively adjusted in accordance with Section 13 or any corresponding provisions of an applicable Agreement).

     For purposes of this Section 6.5, the date of exercise of a General SAR shall mean the date on which Time Warner shall have received notice from the Holder of the General SAR of the exercise of such General SAR.

     (c)  Limited SARs.  Limited SARs may be exercised only during the period
(a) beginning on the first day following either (i) the date of an Approved Transaction, (ii) the date of a Control Purchase, or (iii) the date of a Board Change, and (b) ending on the ninetieth day (or such other date specified in the Agreement) following such date. The effective date of exercise of a Limited SAR shall be deemed to be the date on which Time Warner shall have received notice from the Holder of the exercise thereof.

     Upon the exercise of Limited SARs granted in connection with an Option, except as otherwise provided in the Agreement and the immediately succeeding sentence, the Holder thereof shall receive in cash an amount equal to the product computed by multiplying (a) the excess of (i) the higher of (A) the Minimum Price Per Share, or (B) the highest reported closing sales price of a share of Common Stock as reported on the Composite Tape at any time during the period beginning on the sixtieth day prior to the date on which such Limited SARs are exercised and ending on the date on which such Limited SARs are exercised over (ii) the per share Option price of the related Nonqualified Stock Option, by (b) the number of shares of Common Stock with respect to which such Limited SARs are being exercised. The Board shall have the discretion to settle Limited SARs by the delivery of Common Stock rather than cash if in the judgment of the Board such action is necessary or advisable to preserve pooling of interests accounting treatment for any proposed transaction involving the Company.

     6.6.  Nontransferability of Options and SARs.  Except as set forth in this
           --------------------------------------
Section 6.6, Options and SARs shall not be transferable other than by will or the laws of descent and distribution, and Options and SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative). The Agreement may provide that Options and SARs are transferable to members of a Holder's immediate family, to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.


7.  ACCELERATION OF OPTIONS AND SARS

     If a Holder's employment shall terminate by reason of death or Total Disability, notwithstanding any contrary waiting period or installment period in any Agreement or in the Plan or in the event of any Approved Transaction, Board Change or Control Purchase, unless the applicable Agreement provides otherwise, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.


8.  TERMINATION OF EMPLOYMENT

     8.1.  General.  If a Holder's employment shall terminate prior to the
           -------
complete exercise of an Option (or deemed exercise thereof, as provided in Section 6.5(a)), then such Option shall thereafter be exercisable solely to the extent provided in the applicable Agreement; provided, however, that (a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's employment terminates by reason of death or Total Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (c) any termination by the employing company for cause will be treated in accordance with the provisions of Section 8.2.

     8.2.  Termination for Cause.  If a Holder's employment with Time Warner or
           ---------------------
any of its Subsidiaries shall be terminated by Time Warner or such Subsidiary prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then all Options held by such Holder shall immediately terminate.

     8.3.  Special Rule.  Notwithstanding any other provision of the Plan, the
           ------------
Board may provide in the applicable Agreement that the Award shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

     8.4.  Miscellaneous.  The Board may determine whether any given leave of
           -------------
absence constitutes a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of Time Warner or one of its Subsidiaries.


9.  RIGHT OF COMPANY TO TERMINATE EMPLOYMENT

     Nothing contained in the Plan or in any Award shall confer on any Holder any right to continue in the employ of Time Warner or any of its Subsidiaries or interfere in any way with the right of Time Warner or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and Time Warner or any of its Subsidiaries.


10.  NONALIENATION OF BENEFITS

     Except as specifically provided in Section 6.6, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.


11.  WRITTEN AGREEMENT

     Each grant of an Option shall be evidenced by a stock option agreement and each SAR shall be evidenced by a stock appreciation rights agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that such Awards may be evidenced by a single agreement. The effective date of the granting of an Award shall be the date on which the Board approves such grant. Each grantee of an Option or SAR shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by Time Warner and the grantee, provided that such grant of Options or SARs shall terminate if such written Agreement is not signed by such grantee (or his attorney) and delivered to Time Warner within 60 days after the date the Board approved such grant or if the effectiveness of such grant is conditioned upon the grantee becoming an employee of Time Warner or one of its Subsidiaries, the execution by the grantee of an employment agreement with Time Warner or one of its Subsidiaries or any other similar condition, within 60 days after the occurrence of such condition, if later. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of section 4999 of the Code will not apply to any stock or cash received by the Holder from Time Warner or any of its Subsidiaries.


12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Award theretofore granted under the Plan is outstanding but unexercised, the Board shall make such adjustments in the character and number of shares subject to such Award and, in the option price, as shall be applicable, equitable and appropriate in order to make such Award, immediately after any such change, as nearly as may be practicable, equivalent to such Award, immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised Award theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new award for such Award or to assume such Award in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award. If any such change or transaction shall occur, the number and kind of shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.


13.  RIGHT OF FIRST REFUSAL

     The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to Time Warner at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and Time Warner may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.


14.  TERMINATION AND AMENDMENT

     14.1.  General.  Unless the Plan shall theretofore have been terminated as
            -------
hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws and stock exchange listing requirements.

     14.2.  Modification.  No termination, modification or amendment of the Plan
            ------------
may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 14.1), the Board may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (a) accelerate the time or times at which the Award may be exercised and/or (b) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may but solely with the Holder's consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made.


15.  EFFECTIVENESS OF THE PLAN

     The Plan shall become effective upon approval by the Board of Directors of Time Warner.


16.  GOVERNMENT AND OTHER REGULATIONS

     The obligation of Time Warner with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, Time Warner shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

17.  WITHHOLDING

     Time Warner's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid by a Holder upon the exercise of any Option may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.


18.  SEPARABILITY

     If any of the terms or provisions of this Plan conflict with the requirements of applicable law, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law without invalidating the remaining provisions hereof.


19.  NON-EXCLUSIVITY OF THE PLAN

     The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


20.  EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION

     By acceptance of an Award, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of Time Warner or any of its Subsidiaries. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by Time Warner or any of its Subsidiaries on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of

Time Warner or any of its Subsidiaries.


21.  GOVERNING LAW

     The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.